UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act file number 811-02631
Chestnut Street Exchange Fund
(Exact name of registrant as specified in charter)
103 Bellevue Parkway
Wilmington, DE 19809
(Address of principal executive offices) (Zip code)
Edward J. Roach
Chestnut Street Exchange Fund
103 Bellevue Parkway
Wilmington, DE 19809
(Name and address of agent for service)
Registrant’s telephone number, including area code: (302) 791-1112
Date of fiscal year end: December 31
Date of reporting period: June 30, 2009
Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The Report to Shareholders is attached herewith.

MANAGING GENERAL PARTNERS
Richard C. Caldwell
Gordon L. Keen, Jr.
Edward J. Roach
Langhorne B. Smith
David R. Wilmerding, Jr.

INVESTMENT ADVISERS
BlackRock Capital Management, Inc.
100 Bellevue Parkway
Wilmington, Delaware 19809

TRANSFER AGENT
PNC Global Investment
Servicing (U.S.) Inc.
P.O. Box 8950
Wilmington, Delaware 19899
(800) 852-4750
Semi-Annual Report
June 30, 2009
(Unaudited)
Chestnut Street Exchange
Fund
103 Bellevue Parkway
Wilmington, Delaware 19809
(302) 791-1112
Edward J. Roach, President & Treasurer

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
David R. Wilmerding, Jr.
          Chairman
July 29, 2009
Fellow Partner:
     Our Fund earned $3.33 per share of net investment income in the six months ended June 30, 2009, compared to $3.99 per share in the same period of 2008. Investment income decreased by $805,208, and expenses (advisory fees primarily) decreased by $178,272, during the current period.
     After providing for the $1.70 per share distributed to partners of record on June 29, 2009, the net asset value per partnership share on June 30, 2009 was $258.80. The net asset value on March 31, 2009, our last report date, was $227.01, and the value on June 30, 2008 was $341.79.
     During the six months under review, 60,100 shares of CBS Corp. and 42,500 shares of Oracle Corp. were added to the portfolio.
     Commentary on market conditions and a comparison of our Fund’s performance to the Standard & Poor’s 500® Index and the Dow Jones Industrial Average will be found in the accompanying Investment Adviser’s Report.
     Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.
Yours sincerely,

David R. Wilmerding, Jr.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
INVESTMENT ADVISER’S REPORT

Market Review	Second Quarter 2009
     While overall sentiment has certainly improved since early in the year, when many feared that we were entering depression-like conditions, some of the optimism that marked the sharp turnaround early in the second quarter has recently given way to a more realistic assessment of the economic backdrop. There have been signs of stabilization in both the United States and global economies, but a great deal of uncertainty remains. There are clear indications that some economic “green shoots” are starting to emerge (including in home sales, housing inventories, business confidence and productivity levels), but these green shoots have sprouted up in an environment that is still largely barren.
     It is important to remember that there is a stark difference between the ending of a recession (which we believe we are starting to see) and a return to normal levels of economic activity. We do believe that the economy is bottoming and we remain convinced that the worst of the recession is now behind us. The fourth quarter of last year and the first quarter of 2009 saw significant GDP declines of around 6% each, and we expect that GDP will have declined by around 1% to 2% in the second quarter.
     Looking ahead, however, we expect economic activity will be at historically depressed levels for some time. The labor market remains under tremendous strain, and we are still in an environment where we are seeing roughly half a million job losses on a monthly basis. It seems almost a foregone conclusion that the unemployment rate will peak at over 10%. Additionally, the massive amount of wealth destruction brought about by the severe bear market in most asset classes will continue to weigh on confidence levels and will make both consumers and businesses unwilling to spend or to take on more debt. The reality is that, for many people, the environment will continue to feel like a recession even after the economy has technically begun to recover.
     In the second half of this year, we are expecting positive levels of GDP growth, albeit at a slow rate. Looking further ahead, we recognize that a sustained and vibrant economic expansion requires a much higher degree of free-flowing credit than is currently available. Until that occurs, it is likely that we will see a sub-par recovery, and our best guess is that GDP should expand by around 2% in 2010.
     It had been well over a year since stocks had managed to post positive quarterly performance, but equities came back strong in the second quarter. From their low point on March 6, most markets around the world were up around 40% or more by the time the quarter closed. In the United States, the Dow Jones Industrial Average ended the quarter at 8,447, representing a 12.0% gain. On a year-to-date basis, however, the Dow is still down 2.0%. The S&P 500 Index managed to post a 15.9% gain for the quarter, ending at 919, and is up 3.2% for the year. The Nasdaq Composite performed even better, climbing 20.3% to end the quarter at 1,835, and has posted a 17.0% return for the year.
     International markets also posted strong gains for the quarter. Among developed markets, UK stocks were up 8.2%, French stocks up 11.9%, German stocks up 17.7% and Japan’s Nikkei 225 up 22.8%. The trend of emerging markets outperforming developed markets, which began in the first quarter of this year, accelerated in the second quarter, with the MSCI Emerging Markets Index managing to post a 34.7% gain. Chinese stocks climbed 27.2% and many other markets, including India and Brazil, were also strong performers.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
INVESTMENT ADVISER’S REPORT (Continued)
Portfolio Review
Summary
     The US equity market rallied dramatically during the second quarter, extending the momentum established in early March and helping the market climb into positive territory for 2009. Increased stability among financial institutions combined with marginal improvement across a wide variety of economic indicators drew investors back into stocks. During the quarter, the government published the long awaited “stress test” results which led many large financial institutions to raise private capital. After successfully raising capital, several institutions have now been able to re-pay money lent through the TARP. These developments have served to re-establish the viability of our large financial institutions, which has in turn generated renewed confidence in the financial markets and has significantly reduced volatility. Investors also gained confidence in the economy, with many notable measures showing improvement. The economy remains challenged, but the data released during the quarter appeared to be moving in the right direction.
     The US equity market’s sharp move higher reached every sector, style, and market capitalization, and produced the greatest quarterly gain for the S&P 500 Index since 1998 (+15.9%). Each sector rose within the S&P 500, with financials and the cyclical information technology and industrials sectors significantly outperforming the defensive sectors. During the second quarter, the Chestnut Street Exchange Fund also generated a double-digit gain but was unable to match the S&P 500 Index. Stock selection and an overweight position in health care overshadowed the positive results in financials and energy and accounted for much of the underperformance.
Performance Attribution
     The Fund’s large exposure to the pharmaceuticals industry detracted from relative returns as the defensive health care sector, and pharmaceuticals in particular, registered smaller gains than the broader market during the aggressive market rally. Given this large weighting in pharmaceuticals, we took the opportunity to meet Fund redemptions with shares of Johnson & Johnson and Abbot Laboratories during the course of the quarter.
     Stock selection in information technology also detracted from relative performance during the quarter. The Fund’s largest investment in the sector, Intel Corp., appreciated strongly over the period but underperformed the information technology sector and accounted for much of the relative weakness for the Fund in this sector.
     The financials sector provided the greatest positive contribution to relative performance in the second quarter. The fund’s large investment in Wells Fargo proved particularly beneficial as the stock rose 70% following the major improvements in the banking sector mentioned above. American Express also surged more than 70% during the period and contributed meaningfully to the strong performance by the Fund within financials. Stock selection in energy and industrials also contributed to relative performance.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
INVESTMENT ADVISER’S REPORT (Continued)
Portfolio Review (concluded)
Outlook
     The Fund’s sector weightings shifted modestly during the quarter, with the majority of shifts due to market movement rather than trading activity. Weightings in the relatively strong financials and industrials sectors increased, while the weightings in the lagging consumer staples and health care sectors declined. The allocation to health care also declined due to the trimming of the large investments in Johnson & Johnson and Abbott Laboratories. During the quarter we further diversified the portfolio with the addition of new investments in Oracle Corp. and CBS Corp. The portfolio remains highly diversified, with the largest weightings in the health care, industrials, and information technology sectors. Relative to the S&P 500, the Fund holds significant overweights in health care and industrials, and notable underweights in consumer discretionary, utilities, and information technology.
Any opinions expressed are those of BlackRock as of the date of this report and are subject to change based on changes in market or economic conditions. Past performance is not a guarantee of future results. There is no guarantee that forecasts made herein will come to pass. The comments should not be construed as a recommendation for any individual holdings or market sectors. Actual portfolios may differ as a result of account size, client imposed investment restrictions, the timing of client investment, and market, economic, and individual company considerations, among other things. Information and opinions are derived from proprietary and non-proprietary sources deemed by BlackRock to be reliable. We cannot guarantee the accuracy of such information, assure its completeness, or warrant that such information will not be changed without notice. Reliance upon information in this report is at the sole discretion of the reader.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
PERFORMANCE COMPARISON
June 30, 2009
(Unaudited)
     The performance data represents past performance and the principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Please call (302) 791-1112 for the most recent month-end performance.
     In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.
Total Returns as of June 30, 2009

		Average Annual Total Returns
					Since
	6 Month	1 Year	5 Year	10 Year	Inception(1)
Chestnut Street Exchange Fund	-1.81%	-22.10%	-2.60%	-1.90%	10.35%
S&P 500® Index	3.16%	-26.20%	-2.24%	-2.22%	10.18%
Dow Jones Industrial Average Index	-1.97%	-22.97%	-1.66%	-0.40%	10.49%

(1)	Cumulative since inception total returns were 2,354.43%, 2,237.19% and 2,460.15% for Chestnut Street Exchange Fund, the S&P 500® Index and the Dow Jones Industrial Average Index, respectively, for the period December 29, 1976 (inception) to June 30, 2009.
BlackRock Capital Management, Inc.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
Fund Expense Example
(Unaudited)
     As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
     The example is based on an investment of $1,000 invested at the beginning of the six-month period from January 1, 2009 through June 30, 2009, and held for the entire period.
Actual Expenses
     The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six Months Ending June 30, 2009” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
     The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
     Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.
Chestnut Street Exchange Fund

			Expenses Paid
	Beginning	Ending	During Six
	Account Value	Account Value	Months Ending
	January 1, 2009	June 30, 2009	June 30, 2009*
Actual	$1,000.00	$981.90	$2.65
Hypothetical (5% return before expenses)	$1,000.00	$1,022.08 †	$2.71

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.54%, multiplied by the average account value over the period, multiplied by the number of days (181) in the most recent fiscal half-year, then divided by 365 to reflect the one-half year period. The Fund’s ending account value on the first line of the table is based on the actual total return of -1.81% for the six-month period ending June 30, 2009.

†	Hypothetical expenses are based on the Fund’s actual annualized six-month expense ratio and an assumed rate of return of 5% per year before expenses.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
PORTFOLIO HOLDINGS SUMMARY TABLE
June 30, 2009
(Unaudited)

	% of Net
Security Type/Industry	Assets	Value
COMMON STOCKS:
Health Care	21.3%	$36,566,413
Technology	14.0	24,080,017
Financial	11.7	20,042,172
Consumer Cyclicals	10.8	18,607,845
Energy	10.7	18,494,339
Transportation	7.1	12,300,523
Staples	7.1	12,199,001
Capital Equipment	6.4	10,993,330
Basics	5.1	8,779,350
Utilities	2.6	4,421,524
Retail	2.1	3,636,248
Short-Term Obligation	1.7	2,950,399
Liabilities in Excess of Other Assets	(0.6)	(1,097,028)

Net Assets	100.0%	$171,974,133

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
SCHEDULE OF INVESTMENTS
June 30, 2009
(Unaudited)

	Shares	Value
COMMON STOCKS—98.9%
BASICS—5.1%
Air Products & Chemicals, Inc.	100,609	$6,498,335
Cabot Corp.	86,032	1,082,283
Cabot Microelectronics Corp.*	42,373	1,198,732

		8,779,350

CAPITAL EQUIPMENT—6.4%
Emerson Electric Co.	181,112	5,868,029
General Electric Co.	364,049	4,266,654
Pitney Bowes, Inc.	39,154	858,647

		10,993,330

CONSUMER CYCLICALS—10.8%
3M Co.	144,103	8,660,590
CBS Corp.	60,100	415,892
Citadel Broadcasting Corp.*	9,916	397
Comcast Corp., — Class A	149,743	2,169,776
Procter & Gamble Co.	85,100	4,348,610
Walt Disney Co. (The)	129,129	3,012,580

		18,607,845

ENERGY—10.7%
BP PLC ADR	41,979	2,001,559
Exxon Mobil Corp.	147,227	10,292,640
Schlumberger, Ltd.	114,584	6,200,140

		18,494,339

FINANCIAL—11.7%
American Express Co.	98,525	2,289,721
Ameriprise Financial, Inc.	22,266	540,396
Bank of America Corp.	56,084	740,309
JPMorgan Chase & Co.	140,310	4,785,974
Moody’s Corp.	82,738	2,180,146
Wells Fargo & Co.	391,823	9,505,626

		20,042,172

HEALTH CARE—21.3%
Abbott Laboratories	177,306	8,340,474
Baxter International, Inc.	64,986	3,441,659
Hospira, Inc.*	23,125	890,775
IMS Health, Inc.	74,542	946,683
Johnson & Johnson	173,259	9,841,111
Medco Health Solutions, Inc.*	91,862	$4,189,826
Merck & Company, Inc.	318,880	8,915,885

		36,566,413

RETAIL—2.1%
Home Depot, Inc.	23,400	552,942
Kohl’s Corp.*	15,200	649,800
Safeway, Inc.	44,558	907,646
Wal-Mart Stores, Inc.	31,500	1,525,860

		3,636,248

STAPLES—7.1%
Altria Group, Inc.	18,000	295,020
Coca-Cola Co. (The)	164,147	7,877,414
Hanesbrands, Inc.*	5,688	85,377
Kraft Foods, Inc., — Class A	12,456	315,635
PepsiCo, Inc.	43,600	2,396,256
Philip Morris International, Inc.	18,000	785,160
Sara Lee Corp.	45,506	444,139

		12,199,001

TECHNOLOGY—14.0%
Cisco Systems, Inc.*	32,700	609,528
Hewlett-Packard Co.	57,923	2,238,724
Intel Corp.	776,785	12,855,792
International Business Machines Corp.	39,708	4,146,309
Microsoft Corp.	139,643	3,319,314
Oracle Corp.	42,500	910,350

		24,080,017

TRANSPORTATION—7.1%
Burlington Northern Santa Fe Corp.	113,572	8,352,085
Union Pacific Corp.	75,844	3,948,438

		12,300,523

UTILITIES—2.6%
FairPoint Communications, Inc.	2,713	1,628
Verizon Communications, Inc.	143,830	4,419,896

		4,421,524

Total Common Stocks (Cost: $39,586,396)		170,120,762

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
SCHEDULE OF INVESTMENTS (Concluded)

	Shares	Value
SHORT-TERM OBLIGATIONS—1.7%
PNC Bank Money Market (Cost: $2,950,399)	2,950,399	$2,950,399

TOTAL INVESTMENT IN SECURITIES (Cost: $42,536,795)	100.6%	$173,071,161
Liabilities in excess of other assets	(0.6)%	(1,097,028)

NET ASSETS	100.0%	$171,974,133

* Non-Income Producing

PLC — Public Limited Company.

ADR — American Depositary Receipt.
FAS 157 DISCLOSURE (Note B in Notes to Financial Statements)
The following is a summary of the inputs used, as of June 30, 2009, in valuing the Fund’s assets carried at fair value:

Investments
In
Valuation Inputs	Securities
Level 1 — Quoted Prices*	$173,071,161
Level 2 — Other Significant Observable Inputs	—
Level 3 — Significant Unobservable Inputs	—

Total	$173,071,161

*	Level 1 securities consist of common stocks and short-term obligations.
See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
Statement of Assets and Liabilities
June 30, 2009

Assets
Investments, at value (cost $42,536,795)	$173,071,161
Dividends receivable	428,048
Prepaid expenses	4,704

Total assets	173,503,913

Liabilities
Payables for:
Distributions	1,007,654
Investment securities purchased	434,223
Advisory fees	51,108
Custodian fees	12,592
Managing general partners	10,611
Transfer agent fees	4,759
Accrued expenses and other liabilities	8,833

Total liabilities	1,529,780

Net Assets	$171,974,133

Net Assets Consisted of:
Other capital — paid-in or reinvested	$44,384,087
Undistributed net investment income	56,126
Accumulated net realized losses on securities	(3,000,446)
Net unrealized appreciation of investments	130,534,366

Net Assets (Applicable to 664,517 partnership shares outstanding)	$171,974,133

Net Asset Value per share ($171,974,133 / 664,517 shares)	$258.80

Net assets applicable to shares owned by:
Limited partners (664,424 shares)	$171,950,065
Managing general partners (93 shares)	24,068

Total net assets (664,517 shares)	$171,974,133

See Accompanying Notes to Financial Statements

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
Statement of Operations
Six Months Ended June 30, 2009
(Unaudited)

Investment income
Dividends		$2,677,907
Interest		233

Total Investment Income		2,678,140

Expenses
Investment advisory services		294,859
Managing general partners’ compensation, officer’s salary and expenses		46,846
Legal fees		39,380
Printing		13,480
Insurance		12,278
Custodian fees		11,383
Audit fees		11,017
Transfer agent fees		5,332
Miscellaneous		5,241

Total Expenses		439,816

Net Investment Income		2,238,324

Net realized and unrealized gain/(loss) on investments
Realized gain on sale of investment securities		596,465

Realized gain from securities transactions: distributed on redemption of partnership shares		6,152,150

Unrealized appreciation on investments
Beginning of period	$143,757,189
End of period	130,534,366

Net change in unrealized appreciation		(13,222,823)

Net realized and unrealized loss on Investments		(6,474,208)

Net decrease in net assets resulting from operations		$(4,235,884)

Statement of Changes in Net Assets

	Six Months
	Ended	Year Ended
	June 30,	December 31,
	2009	2008
	(Unaudited)
Increase/(decrease) in net assets Operations:
Net investment income	$2,238,324	$5,706,714
Net realized gain/(loss) from securities transactions, for federal income tax purposes, net gain/(loss) is $1,405,291 and $(3,100,083)	596,465	(3,118,303)
Excess of market value over book value of securities distributed upon redemption of partnership shares	6,152,150	14,991,707
Net change in unrealized appreciation/(depreciation) on investments	(13,222,823)	(107,335,252)

Increase/(decrease) in net assets resulting from operations	(4,235,884)	(89,755,134)

Distributions to partners from:
Net Investment income	(2,183,665)	(5,708,668)

Capital share transactions:
Net asset value of 953 and 2,328 shares issued in lieu of cash distributions	231,208	782,761
Cost of 28,238 and 50,659 shares repurchased	(6,635,748)	(16,797,525)

Decrease in net assets from capital share Transactions	(6,404,540)	(16,014,764)

Total decrease in net assets	(12,824,089)	(111,478,566)

Net assets:
Beginning of period	184,798,222	296,276,788

End of period*	$171,974,133	$184,798,222

*	Includes undistributed net investment income of $56,126 and $1,467, respectively.
See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
FINANCIAL HIGHLIGHTS
(For a Share of the Fund Outstanding Throughout Each Year)

	Six Months
	Ended
	June 30,	Years Ended December 31,
	2009	2008	2007	2006	2005	2004
	(Unaudited)
Net Asset Value, Beginning of Period	$267.13	$400.30	$377.68	$337.28	$333.18	$327.39

Income/(Loss) From Investment Operations:
Net investment income	3.33	8.06	7.62	6.88	6.19	5.65
Net gain/(loss) on securities (both realized and unrealized)	(8.41)	(133.17)	22.62	40.40	4.10	5.80

Total from investment operations	(5.08)	(125.11)	30.24	47.28	10.29	11.45

Less Distributions:
From net investment income	(3.25)	(8.06)	(7.62)	(6.88)	(6.19)	(5.66)

Net Asset Value, End of Period	$258.80	$267.13	$400.30	$377.68	$337.28	$333.18

Total Return	(1.81)%	(31.56)%	8.05%	14.13%	3.12%	3.56%

Ratios/Supplemental Data:
Net Assets, End of Period (000’s)	$171,974	$184,798	$296,277	$290,580	$271,390	$298,159
Ratios to average net assets:
Operating expenses	0.54%	0.46%	0.44%	0.44%	0.43%	0.42%
Net investment income	2.74%	2.33%	1.91%	1.93%	1.82%	1.75%
Portfolio Turnover Rate	0.77%	0.29%	0.68%	0.99%	0.82%	0.47%
See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
NOTES TO FINANCIAL STATEMENTS
June 30, 2009
(Unaudited)
(A) ORGANIZATION
Chestnut Street Exchange Fund (the “Fund”), a California Limited Partnership, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment management company. The Fund’s investment objective is to seek long-term growth of capital and, secondarily, current income. Effective January 1, 1998, the Fund changed its status for tax purposes from a partnership to a regulated investment company. The change resulted from the enactment of the “Publicly Traded Partnership” rules to the Internal Revenue Code in 1987 which first applied to the Fund after 1997.
(B) SIGNIFICANT ACCOUNTING PRINCIPLES
The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.
Security Valuations
Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.
Effective as of the commencement of investment operations on January 1, 2008, the Fund adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157 (“SFAS 157”). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. The three levels of the fair value hierarchy under SFAS 157 are described below:
•	Level 1 — quoted prices in active markets for identical securities

•	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

In April 2009, FASB issued FASB Staff Position No. 157-4, Determining Fair Value when the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly (“FSP 157-4”). The Fund has adopted FSP 157-4 effective with the June 30, 2009 annual report. FSP 157-4 provides additional guidance for estimating fair value in accordance with SFAS 157, when the volume and level of activity for the asset or liability have significantly decreased. FSP 157-4 also includes guidance on identifying circumstances that indicate a transaction is not orderly. FSP 157-4 requires entities to describe the inputs used in valuation techniques used to measure fair value and changes in inputs over the period. FSP 157-4 expands the three-level hierarchy disclosure and the level three roll-forward disclosure for each major security type as described in paragraph 19 of FAS No. 115, Accounting for Certain Investments in Debt and Equity Securities.
Securities Transactions and Investment Income
Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales and redemptions in-kind are computed on the basis of specific identification for both financial reporting and income tax purposes. For securities exchanged into the Fund at the Fund’s inception in 1976, the cost for financial reporting purposes is the value of those securities as used in the Exchange. The cost, for income tax purposes, of securities exchanged into the Fund is the tax basis of the individual investor. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.
Distributions
Distributions from net investment income are paid quarterly and recorded on the ex-dividend date. Distributions of capital gains, if any, are paid annually and recorded on the ex-dividend date.
Federal Income Taxes
The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income which is distributed to shareholders. The Fund may elect not to distribute long-term capital gains to shareholders, but retain these gains and pay the income tax at the applicable corporate income tax rate. If the Fund elects to pay the tax on long-term capital gains, on the last day of the year the tax is paid, the partners are entitled to a proportionate credit for the tax payment and the tax basis of their shares is increased by the amount of undistributed gains less the tax paid by the Fund. At December 31, 2008, the Fund had a capital loss carryforward of $3,596,911, of which $275,627 expires December 31, 2011, $221,201 expires December 31, 2012 and $3,100,083 expires December 31, 2016. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund adopted FASB Interpretation No. 48 (“FIN 48”), Accounting for Uncertainty in Income Taxes. FIN 48 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has analyzed the Fund’s tax positions and has concluded that no provision for income tax is required in the Fund’s financial statements. However, management’s conclusions regarding the adoption of FIN 48 may be subject to review and adjustment at a later date based on factors including, but not limited to, further implementation guidance from the FASB, new tax laws, regulations and administrative interpretations (including court decisions). The Fund’s federal tax return for the prior three years remain subject to examination by the Internal Revenue Service.
At June 30, 2009, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$39,895,052

Gross unrealized appreciation	136,206,849
Gross unrealized depreciation	(3,030,740)

Net unrealized appreciation	$133,176,109

The difference between book basis and tax basis of investments is attributable to the use of the individual partners’ tax basis for those securities contributed to the Fund at its inception as required by law.
(C) INVESTMENT ADVISORY FEES and OTHER TRANSACTIONS WITH AFFILIATES
BlackRock Capital Management, Inc. (“BCM” or the “Adviser”), a wholly owned subsidiary of BlackRock Institutional Management, Inc., serves as Investment Adviser to the Fund pursuant to an advisory agreement dated September 29, 2006 (“Advisory Agreement”). BCM provides advisory, accounting and administrative services to the Fund. All BlackRock entities named are subsidiaries of BlackRock, Inc. in which PNC Bank holds a minority interest.
The Advisory Agreement provides for a fee at the annual rate of 4/10ths of 1% of the first $100,000,000 of the Fund’s average daily net assets plus 3/10ths of 1% of net assets exceeding $100,000,000.
PNC Global Investment Servicing (U.S.) Inc. (“PNC”), formerly PFPC Inc., an affiliate of PNC Bank, serves as the Fund’s transfer and dividend disbursing agent.
PFPC Trust Company, a subsidiary of PNC, serves as the Fund’s custodian. As compensation for its services as custodian, PFPC Trust Company is entitled to a fee computed at an annual rate of 0.0065% of the Fund’s average gross assets plus additional fees based on the number and type of transactions.
The Managing General Partners each receive a fixed fee as compensation for their services. In addition, the President, Treasurer and Chief Compliance Officer receives additional payments for overseeing the Fund’s activities including compliance with federal securities laws, plus reimbursements of related expenses. Total payments to or for the Managing General Partners amounted to $46,846.
Legal fees amounting to $39,380 were paid to Drinker Biddle & Reath LLP. Michael P. Malloy, Esq., Secretary of the Fund, is a partner of that firm.

(D) INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term obligations and redemptions in-kind) were $1,253,865 and $1,838,520, respectively, for the six months ended June 30, 2009.
(E) IN-KIND DISTRIBUTION OF SECURITIES
During the six months ended June 30, 2009, the Fund distributed portfolio securities in lieu of cash for most shareholder redemptions. The value of these redemptions was as follows:

	Net Realized	Fund
Value of the	Gain Included	Shares
Redemptions	In Redemptions	Redeemed
$6,735,646	$6,152,150	28,642
Net realized gains from these transactions are not taxable to the Fund. Such gains are not distributed to shareholders and will be reclassified to paid-in capital at the Fund’s fiscal year end. These transactions were completed following guidelines approved by the Managing General Partners.
(F) INDEMNIFICATIONS
In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is immaterial. The Fund has not had prior claims or losses pursuant to the contracts and expects the risk of loss to be remote.
(G) SUBSEQUENT EVENTS
Management has evaluated the impact of all subsequent events on the Fund through August 17, 2009, the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

CHESTNUT STREET EXCHANGE FUND
(A California Limited Partnership)
Additional Information (Unaudited)
Proxy Voting
Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (888) 261-4073 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.
Quarterly Portfolio Schedule
The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-800-SEC-0330.

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Item 2. Code of Ethics.
Not applicable.
Item 3. Audit Committee Financial Expert.
Not applicable.
Item 4. Principal Accountant Fees and Services.
Not applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Investments.
(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of managing general partners.
Item 11. Controls and Procedures.
(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))), that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

     SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	Chestnut Street Exchange Fund

By (Signature and Title)*	/s/ Edward J. Roach Edward J. Roach, President & Treasurer
(Principal Executive Officer & Principal Financial Officer)

Date	August 24, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Edward J. Roach Edward J. Roach, President & Treasurer
(Principal Executive Officer & Principal Financial Officer)

Date	August 24, 2009

*	Print the name and title of each signing officer under his or her signature.